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                                                                    EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Columbia Bancorp (the "Company") on Form 10-Q for the quarter ended June 30, 2006, I, Greg B. Spear, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company for the period certified.

/s/ Greg B. Spear
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Greg B. Spear
Chief Financial Officer
August 8, 2006